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                                                                      EXHIBIT 32

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


        The undersigned, Justin M. MacIntosh, Chief Executive Officer, and David
C. Carlson, Chief Financial Officer, of CorVu Corporation, certify that:

        1. We have reviewed this annual report on Form 10-KSB/A-1 of CorVu Corporation;

        2. Based on our knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; and

        3. Based on our knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.

Date: November 10, 2003.

                                                /s/ Justin M. MacIntosh
                                                ------------------------------
                                                Justin M. MacIntosh
                                                Chief Executive Officer




                                                /s/ David C. Carlson
                                                ------------------------------
                                                David C. Carlson
                                                Chief Financial Officer